UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 15, 2008

Verticalnet, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25269	23-2815834
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 Chester Field Parkway, Malvern, Pennsylvania		19355
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 240-0600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 15, 2008, Verticalnet, Inc., a Pennsylvania corporation (the "Company"), issued a press release announcing that at a Special Meeting of Shareholders held on January 15, 2008, the Company’s shareholders adopted the Agreement and Plan of Merger, dated as of October 25, 2007, among the Company, BravoSolution S.p.A., a corporation organized under the laws of Italy ("Parent"), and BravoSolution U.S.A., Inc., a Pennsylvania corporation and wholly-owned subsidiary of Parent ("Merger Sub"), and the related Plan of Merger, and approved the merger of Merger Sub with and into the Company. The Company expects the transaction to close on January 25, 2008, subject to the satisfaction or waiver of remaining closing conditions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated January 15, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verticalnet, Inc.

January 15, 2008	By:	Christopher G. Kuhn

Name: Christopher G. Kuhn
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 15, 2008.